EXHIBIT 10.25


                                LOAN AGREEMENT

 Belair Capital Group, Ltd., (herein called "Lender", a Nevada Limited Liability Company, and American HealthChoice, Inc., (herein called "Borrower") with its principal place of business located at 1300 W. Walnut Hill Lane, Suite 275, Irving, Texas, enter into the following loan agreement (the "Agreement").

                                   I.   LOAN

 Subject to the terms and conditions stated in this loan agreement, Lender will lend up to the amount of One Million Dollars ($1,000,000.00) of which Nine Hundred Thousand Dollars $900,000.00 has been lent, with the intent of the Lender to lend another One Hundred Thousand ($100,000.00), to Borrower. The indebtedness is to be evidenced by a note in the form of the note set out in "Exhibit A" of this agreement (the "Note"), in the principal amount of $900,000 and a second Note in the Amount of $100,000, with interest at Eight percent (8%) annually.

                                II. PREPAYMENT

 The Borrower shall, as part of the consideration for Lender entering into and loaning funds, issue to the Lender Ten Million (10,000,000) shares of Borrower's common stock, par value of $0.001 per share, as restricted securities per Security Exchange Commission Rule 144. The Borrower will have the right to prepay the loan in whole or in part, however all amounts shall be paid in full to Lender by August 31, 2002. Parties agree that fair market value for said shares, as of September 1, 2000, is two-and-a-half cents ($0.025) per share.

                                III. SECURITY

 As security for this loan, Borrower will create a third priority security interest in all tangible and intangible property of the Borrower, and as more fully defined in the Security Agreement attached as "Exhibit B," (the "Collateral) and executing the Security Agreement and taking all steps necessary to perfect that interest, including filing a valid financing statement, and paying any necessary expenses and fees. Lender acknowledges that there is a security interest already granted to certain clinic/entities in an agreement dated September 1, 2000, and in an agreement with certain Debenture holders dated August 23, 2000.

                             IV. USE OF PROCEEDS

 The proceeds of this loan are to be used to acquire certain clinic assets as set forth in an Asset Sale And Purchase Agreement dated September 1, 2000 and for working capital purposes.

                        V. REPRESENTATIONS OF BORROWER

 Borrower represents as follows:

 (a) Borrower is a New York corporation in good standing.

 (b) Borrower is authorized by its constituent documents and applicable law to enter into this agreement.

 (c) All information provided by Borrower to Lender, including financial reports, is true and correct.

 (d) There are no security interests in or financing statements covering any asset of Borrower except as specified in "Exhibit C."

 (e) This Agreement and the shares issued hereunder in no way violate any other condition or obligation of Borrower.

                       VI. CONDITIONS PRECEDENT TO LOAN

 Lender is obligated to make the loan provided for in this agreement only after receiving all of the following in a form satisfactory to lender: Board resolution authorizing this Agreement and its related documents and the validity of this transaction; an inventory of Borrower's assets, an executed Note(s), and a Security Agreement.

                    VII. AFFIRMATIVE COVENANTS OF BORROWER

 Borrower covenants and agrees that it will:

 (a) Keep accurate financial records of all business operations, and provide Lender, upon written demand, with unaudited financial statements 30 days after the close of each quarter and audited statements 90 days after the close of the fiscal year.

 (b) Properly use and maintain the collateral offered in connection with this loan agreement, maintaining insurance of a type and in amounts agreeable to Lender.

 (c) Permit inspections of its books, records, premises, and assets by Lender upon reasonable notice.

 (d) Promptly notify Lender of any threatened litigation or change in business conditions that may adversely affect Borrower.

                     VIII. NEGATIVE COVENANTS OF BORROWER

 Borrower covenants and agrees that it will not:

 (a)  Encumber  or  permit  any  mortgages,  security  interests,  or   other
 encumbrances to be assessed against the Collateral as security for this Agreement.

 (b) Increase salaries of any officers by more than five percent (5%) during the term of this loan, except with prior consent of Lender.

 (c) Declare any dividends or distributions without written consent of Lender.

                            IX. EVENTS OF DEFAULT

 The occurrence of any or all of the following events or conditions will be an event of default:

 1). Any failure by debtor to make a payment or perform an obligation when due;

 2). Breach or failure by borrower to perform any term or condition of this obligation;

 3). Dissolution or insolvency or filing of any bankruptcy proceedings by or against Borrower.

 4). Entry of a judgment against Borrower for more than One Hundred Thousand Dollars.

                                 X. REMEDIES

 On the occurrence of any event of default, all obligations under this loan will immediately become due and payable on demand of Lender without presentation, demand for payment, notice of dishonor, protest, or notice of protest of any kind, all of which are expressly waived by the Borrower. Lender will have all remedies provided by the Texas Business and Commerce Code, as well as all other remedies available at law or equity, and provided under this loan agreement and related agreements and instruments.

                                  XI. WAIVER

 Lender's failure or delay to exercise any right or privilege under this agreement will not operate as a waiver of any such right or privilege or any further exercise of the right or privilege.

                              XII. MISCELLANEOUS

      12.1 Expenses. (a) Each party hereto shall pay its own legal, accounting, and similar expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement, and the consummation of the transactions contemplated hereby.

      12.2 Contents of Agreement, Parties in Interest, etc. This Agreement, Note(s), and Security Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and constitutes a complete statement of the terms of such transaction. This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement. Neither party has been induced to enter into this Agreement in reliance on, and has not relied upon, any statement, representation, or warranty of the other party not set forth in this Agreement, or any certificate delivered pursuant to this Agreement.

      12.3 Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the Lender and Borrower.

      12.4 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by telecopy or by first class registered or certified United States Mail, with proper postage prepaid, as follows:

 If to Borrower, to:

      American HealthChoice, Inc.
      1300 W. Walnut Hill Lane, Suite 275
      Irving, Texas 75038

 If to Lender, to:

      Dr. David Voracek, D.C.
      2520 Tartan Trail
      Highland Village, Texas 75077

 or to such other address or person as the addressee may specified in a notice given to the sender as provided herein. Such notice, request, demand, consent, approval or other communication will be deemed to have been given as of the date actually delivered, or if mailed, four days after deposit in the U. S. Mail properly addressed with adequate postage affixed.

      12.5 TEXAS LAW TO GOVERN. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. VENUE SHALL BE DALLAS COUNTY TEXAS.

      12.6 Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

      12.7 Exhibits. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

      12.8 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12.9 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event that any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

      12.10  Time.  Time is and shall be of the essence of this Agreement.

      12.11  Fax Signatures.   This Agreement and  any agreement or  document
 contemplated hereby may be signed and delivered by a party by facsimile, such facsimile shall be deemed to be an original signature.

      IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                               BORROWER:

                               AMERICAN HEALTHCHOICE, INC.


                               ______________________________
                               Dr. J.W. Stucki, Chairman and CEO


                               LENDERS:

                               BELAIR CAPITAL GROUP, LTD.


                               ______________________________
                               Dr. David P. Voracek, D.C., President and
                               Member

                                  EXHIBIT A

                               PROMISSORY NOTE

  $1,000,000.00                 Irving, Texas               September 1, 2000

      FOR VALUE RECEIVED, the undersigned American HealthChoice, Inc., (herein called "Maker") promises to pay unto the order of Belair Capital Group, Ltd., (herein called "Payee" which term herein in every instance shall refer to any owner or holder of this Note) the sum of ONE MILLION DOLLARS ($1,000,000.00) together with interest on the principal hereof from time to time outstanding from the date of advancement until paid, at the rate of eight percent (8%) per annum (but in no event to exceed the maximum lawful rate of interest permitted by applicable usury laws). The principal and interest hereunder shall be payable in lawful money of the United States of America at the address of Payee as Payee may designate hereafter in writing.

      Maker and payee hereby agree that any payment made by Maker to Payee shall not be applied to the amounts due under this Note unless such payment is made in accordance herewith. Accrued interest and the full principal amount of this note is and shall be due and payable in a single installment on August 30, 2002.

     Maker may prepay this note in whole or in part at any time without being required to pay any penalty or premium for such privilege. All prepayments hereunder, whether designated as payments of principal or interest, shall be applied first to accrued and unpaid interest and then installments of principal in the inverse order of their stated maturity.

     Maker and any and all sureties, guarantors and endorsers of this note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree to all extensions and partial payments, with or without notice, before or after maturity, to any substitution, exchange or release of any security now or hereafter given for this note, to the release of any party primarily or secondarily liable hereon, and that it will not be necessary for Payee, in order to enforce payment of this note, to first institute or exhaust Payee's remedies against Maker or any other party liable therefor or against any security for this note.

     In the event of default hereunder or under any of the instruments securing payment hereof and this note is placed in the hands of an attorney for collection (whether or not suit is filed), or if this note is collected by suit or legal proceeding or through the probate court or bankruptcy proceedings, Maker agrees to pay all reasonable attorneys' fees and all expenses of collection and costs of court.

     It is the intention of the parties hereto to comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged, taken, reserved or received under this note or under the terms of any of the documents securing payment hereof or otherwise relating hereto, or in the event the maturity of the indebtedness evidenced by this note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, taken, reserved or received under this note or under any of the instruments securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this note shall exceed the maximum amount of interest permitted by applicable usury laws, now or hereafter enacted, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) any such excess which may have been collected at final maturity of said indebtedness either shall be applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Payee's option, and (iii) upon such final maturity, the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received under this note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged, taken, reserved or received from Maker or otherwise by Payee in connection with such indebtedness.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. THE COUNTY OF DALLAS, TEXAS SHALL BE THE PROPER PLACE OF VENUE TO ENFORCE PAYMENT OF THIS NOTE. MAKER IRREVOCABLY AGREES THAT THE STATE DISTRICT COURTS OR UNITED STATES DISTRICT COURT IN DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE COURTS FOR ANY LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE.

     To the extent  that the interest  rate laws of  the State  of Texas  are applicable to this note and unless changed in accordance with law, the applicable interest rate ceiling is the indicated (weekly) ceiling determined in accordance with Article 5069-1.04(a)(1) of the Texas Revised Civil Statutes, as amended, or to any successor to such statute.

     Any check, draft, money order or other instrument given in payment of all or any portion thereof may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee.

     Maker represents and warrants to Payee and to all other owners and holders of any indebtedness evidenced hereby that all loans evidenced by this note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used or defined in Texas Revised Civil Statutes, Article 5069-1.04, Texas Credit Code and Regulation Z promulgated by the Board of Governors of the Federal Reserve System and under Titles I and V of the Consumer Credit Protection Act.

     This note is issued pursuant to and is secured by that certain Security Agreement of even date herewith (the "Security Agreement") by and among Maker and Payee. Reference is made to the Security Agreement for certain provisions relating to the acceleration of maturity hereof upon the occurrence of certain events specified therein and for all other pertinent purposes.

           EXECUTED the date first above written.

 American HealthChoice, Inc.



 __________________________
 Dr. J.W. Stucki, D.C., President
 1300 W. Walnut Hill Lane
 Suite 275
 Irving, Texas  75038


 __________________________
 Mr. John Stuecheli, CFO
 1300 W. Walnut Hill Lane
 Suite 275
 Irving, Texas  75038

                                  EXHIBIT B

                              SECURITY AGREEMENT


      THIS SECURITY AGREEMENT (the "Agreement" or the "Security Agreement") is executed as of September 1, 2000, by and between American HealthChoice, Inc., 1300 W. Walnut Hill Lane, Suite 275, Irving, Texas 75038 (hereinafter called the "Debtor"), and Belair Capital Group, Ltd., a Nevada Limited Liability Company, (hereinafter called the "Secured Party").

     1. Security Interest. Subject to the terms and provisions of this Security Agreement, Debtor grants to Secured Party a continuing general lien on and security interest in and to, and grants, bargains, sells, transfers and assigns to Secured Party, the hereinafter described Collateral to secure the payment and performance of the hereinafter described obligation (the "Security Interest").

     2.    Obligation.   This Security  Agreement and  the Security  Interest
 granted hereby secure the following described obligations (collectively, the "Obligation"):

           a. The payment and performance by Debtor of its indebtedness and obligations under that certain Promissory Note in the original principal amount of Nine Hundred Thousand Dollars ($900,000.00) (the "Note") dated of even date herewith, executed by Debtor and payable to the order of Secured Party, and all extensions, modifications, increases and renewals thereof and substitutions therefor made or given from time to time;

           b. All costs incurred by Secured Party to obtain, preserve and enforce this Security Agreement, collect the Obligation, and maintain and preserve the Collateral, including specifically, but without limitation, all taxes, assessments, reasonable attorneys' fees and legal expenses and expenses of sale; and

           c. All indebtedness, obligations and liabilities of Debtor to any person to the extent of any participation or interest therein created for or held by such person, or granted to such person, by Secured Party.

      3. Unless otherwise provided in any instrument evidencing the Obligation, the Obligation shall bear interest at the rate or rates set forth in the Note, but not in excess of the highest rate permitted by applicable law, from date of accrual of the Obligation until paid.

      4. Collateral. The Security Interest granted hereby covers the following collateral (the "Collateral"): All accounts, including but not limited to accounts receivable, inventory, equipment, goods, merchandise, materials, goods in process, and other tangible personal property, all intangible personal rights and property, all insurance policies relating in whole or in part to any of the foregoing, all of the foregoing now owned and all hereafter acquired by Debtor or hereafter arising in favor of Debtor, all Proceeds (as hereinafter defined), all substitutions for and replacements of and all additions and accessions to any of the foregoing, all guaranties and security therefor, and all the rights, title and interest of Debtor in and to all books and records relating in whole or in part to any of the foregoing.

      5. As used herein, the then "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code of the State of Texas (the "Code") and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all proceeds of any insurance, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards, and indemnity, warranty or guaranty payments payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any patient treatments, requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by Clinic employees or any governmental department, commission, board, bureau, authority, agency or body (domestic or foreign), (iii) all claims of the Debtor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the foregoing Collateral (without limiting any direct or independent rights of Secured Party with respect to this Collateral), and
 (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

      6. Portions of the Collateral may constitute accounts, general intangibles or contract rights, and all records concerning such Collateral are and will be located at the offices of the Debtor in Irving, Dallas County, Texas or if necessary, individual clinic locations.

      7. Debtor's Warranties. Debtor hereby represents and warrants to Secured Party as follows:

           a.   Financing Statements.   No financing  statement covering  the
      Collateral or any Proceeds thereof is on file in any public office, except for those represented on Exhibit C of the Loan Agreement.

           b. Ownership Free of Encumbrances. Except for the Security Interest granted hereby, Debtor to the extent it was given good title by secured party now owns good title to the Collateral, free from any lien, security interest, claim or encumbrance, except for any claim by secured party or secured parties on Exhibit C of the Loan Agreement.

           c. Accounts. All books, records and documents relating to the Collateral are and will be genuine and in all respects what they purport to be; each account is valid and subsisting and arises out of a bona fide sale of services actually rendered or goods sold and delivered by Debtor to the account debtor named in the account and the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts.

           d. First Lien on Collateral. Except for those liens represented on Exhibit C of the Loan Agreement, the Security Interest granted to the Secured Party pursuant to this Security Agreement constitutes and creates a valid and continuing lien on and security interest in the Collateral in favor of the Secured Party, and except for the subordination of rights to those under Exhibit C, said Security
      Interest shall be prior to all other liens, encumbrances, security interests, chattel mortgages, privileges, statements of assignment and rights of others, and is enforceable as such as against any third parties, including, without limitation, any owner of real property in any state where any of the Collateral is or may hereafter be located and as against any purchaser of such real property and any present or future creditor obtaining a lien on such real property. All action necessary or desirable to perfect the Security Interest in each item of the Collateral in each state in which any item of Collateral is or will be located has been or will forthwith be duly taken.

           e.   Power and Authority.   Debtor has  full power, authority  and
      legal right to pledge all of the Collateral pursuant to this Security Agreement.

           g. Due Authorization, Execution and Delivery. This Security Agreement has been duly authorized, executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor enforceable in accordance with its terms.

           h. Consents. No consent of any other party (including, without limitation, creditors of Debtor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Debtor in connection with the execution, delivery or performance of this Security Agreement.

           i. No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or bylaws of Debtor or of any securities issued by Debtor, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Debtor is a party or which purports to be binding upon Debtor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Debtor except as contemplated by this Security Agreement.

           8.  Debtor's Covenants.

           a. Ownership of Collateral. At the time Debtor pledges, sells, assigns, transfers to Secured Party or grants to Secured Party a Security Interest in any Collateral or any interest therein, Debtor shall, subject to any claim existing by secured party, be the absolute owner thereof and shall have the absolute right to pledge, sell, assign or transfer the same. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Secured Party.

           b. Maintenance. Debtor shall keep the Collateral free from liens and security interests other than the Security Interest created hereby or under Exhibit C of the Loan Agreement, and shall not create or suffer to exist any lien or security interest in Collateral hereafter acquired except for the Security Interest hereby granted or under Exhibit C of the Loan Agreement. Debtor shall pay all costs necessary to obtain, preserve, defend and enforce the Security Interest, collect on Obligation, and preserve, defend, enforce and collect the Collateral, including specifically, but without limitation, the payment of taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sales. Whether the Collateral is or is not in Secured Party's possession, and without any obligation to do so, Secured Party may, at its option, pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insuring the Collateral. Debtor agrees to reimburse Secured party on demand for any payments so made and until such reimbursement, the amount of any such payment shall be a part of the Obligation. Debtor shall, at its sole expense, maintain the Collateral in first class repair, condition and appearance and shall comply with industry standards, applicable laws and regulations, and requirements for enforcing warranty claims.

           c. Information and Inspection. Debtor shall furnish to Secured Party any reports and other information with respect to the Collateral requested by Secured Party, will allow Secured Party to inspect the Collateral at any time and wherever located, and will allow Secured Party to inspect and copy, or will furnish Secured Party with copies of, all records relating to the Collateral and the Obligation. Debtor shall furnish to Secured Party such information as Secured Party may request to identify notes receivable, accounts receivable, chattel paper, general intangibles and contract rights assigned hereunder at the times and in the form and substance requested by Secured Party.

           d. Additional Documents. Debtor shall furnish Secured Party with financing statements upon request and Debtor shall sign any other documents or instruments furnished by Secured Party which are necessary in the judgment of Secured Party to obtain, maintain and perfect the Security Interest in any applicable jurisdiction and to assist Secured Party in complying with the Federal Assignment of Claims Act, where necessary to enable Secured Party to become an assignee under such Act, and any expense of Secured Party so incurred shall be a part of the Obligation. In this regard, Debtor agrees to execute all such collateral chattel and/or other mortgages, assignments of accounts receivable and any and all other financing statements and security devices as Secured Party may request to perfect or continue perfection of the Security Interest under the laws of any state in which the Collateral is located.

           e. Parties Liable on Collateral. Debtor will take all necessary steps to preserve the liability of account debtors, obligors and secondary parties to any obligations that are part of the Collateral. Secured Party shall have the duty to preserve such liability but it may do so, and any expense of Secured Party so incurred shall be a part of the Obligation.

           f. Modification of Accounts or Contract Rights. Debtor will not agree to any material modification of any of the terms of any notes or accounts receivable, contract rights, chattel paper or other instruments evidencing or pertaining to Collateral assigned hereunder other than in the ordinary course of business, without the prior written consent of Secured Party.

           g. Right of Secured Party to Notify Account and Contract Debtors. Upon the occurrence of an Event of Default (as hereinafter defined), Secured Party shall have the right to notify persons obligated on any instruments, accounts, or contracts which are part of the Collateral to take payment thereof directly to Secured Party and to take control of all proceeds of any of the Collateral. Until such time as Secured Party elects to exercise such rights, Debtor, as the agent of Secured Party, shall collect and enforce all such instruments, accounts or contracts. The cost of such collection and enforcement, including, without limitation, attorneys' fees and expenses, shall be done by Debtor, whether the same is incurred by Secured Party or Debtor. If paid by Secured Party, such payment shall become part of the Obligation.

           h.   Books of  Account.    Debtor will,  at  all  times,  maintain
      accurate books and records with respect to the Collateral. Secured Party is hereby given the right to audit the books and records of Debtor relating to said Collateral at any time, and from time to time, as Secured Party deems proper.

           i. Location of Instruments, Accounts Receivable and Contracts. Debtor shall give Secured Party written notice of each office of Debtor in which records of Debtor pertaining to accounts and contracts which are Collateral are kept, or will be kept, in any of said office, offices, location, or locations. Except as such notice is given, all records of Debtor pertaining to accounts and contracts are and shall be kept at Debtor's address as shown at the beginning hereof or at the appropriate Clinic. At the Secured Party's request, Debtor shall cause to be marked conspicuously all documents constituting the Collateral with a legend in form and substance satisfactory to Secured Party indicating that such document is subject to the Security Interest.

           j. Notice of Changes. Debtor will notify Secured Party of any material change occurring in or to the Collateral, of a change in Debtor's mailing address, or in any material change in any fact or circumstance warranted or represented by Debtor in this Security Agreement or furnished to Secured Party, or if any Event of Default occurs, prior to or immediately following the occurrence thereof.

           k. Use and Disposition of Collateral. Debtor will not use the Collateral illegally or encumber the same without the prior written consent of Secured Party. Without the prior written consent of Secured Party, Debtor will not sell, lease, transfer, hypothecate, anticipate or otherwise dispose of the Collateral, except as follows:

                  i. Debtor shall make any replacements, betterments and improvements that may be required under the terms of this Security Agreement or the Loan Agreement; and

                  ii. Debtor may sell inventory in the ordinary course of business for fair value (including the giving of trade discounts in arms length transactions) and may dispose of machinery and equipment which in the opinion of the board of directors of Debtor is not necessary for the proper operation of Debtor's business provided that such disposition would not materially and adversely affect the interest of the Secured Party or the ability of Debtor to meet its obligations as they become due.


                l. Possession of Collateral. Upon the written request of Secured Party, Debtor will transfer possession of all instruments, securities, documents, and chattel paper (including the original, executed copies of leases, or other agreements for rental, of machinery and equipment by the Debtor as lessor) which are part of the Collateral to the Secured Party immediately. Debtor hereby waives presentment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, notice of acceleration and all other notices with respect thereto. Receipt of chattel paper (including leases and rental agreements as aforesaid) shall be evidenced by the signature of the Secured Party on the face of such document and only the document containing the receipt therefor executed by the Secured Party on the face thereof shall evidence the monetary obligations of the lessee or other obligee hereunder and thereunder.

                m. Insurance. From and after the date of this Security Agreement and until the Obligation is paid in full, Debtor will, at its expense, maintain at all times insurance on the Collateral against such risks, in such amounts, in such form and with such insurance companies as are specified or as shall be reasonably satisfactory to Secured Party.

                n. Inventory. Secured Party's Security Interest in inventory shall continue through all steps of treatment and collections and attach without further action to raw materials, work in process, finished goods, returned goods and proceeds, refunds, etc. resulting from the sale or disposition of such inventory. All inventory is or will be kept at the offices of the Debtor specified herein for records concerning the Collateral. Debtor will notify Secured Party in writing of any changes in or additions to the location(s) set forth. Notwithstanding the foregoing, it is understood and agreed that if for any reason inventory is at any time kept or located at locations other than those above listed or hereafter consented to by Secured Party, Secured Party shall nevertheless have and retain a security interest therein. No inventory shall be removed from such locations, except for the purpose of sales, leases or other uses in the ordinary course of business; but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by the Debtor.

     9. Rights and Powers of Secured Party. Secured Party may, in its discretion, upon the occurrence and continuance of an Event of Default hereunder, do any one or more of the following: Require Debtor to give possession or control of the Collateral to Secured Party; take physical possession of the Collateral and maintain it on Debtor's premises, in a third party location or at such other place as to which Secured Party may remove the Collateral or any part thereof, endorse as Debtor's agent any instruments, securities, or chattel paper in the Collateral; contact account debtors directly to verify information cashed by Debtor; take control of proceeds, including stock received as dividends or by reason of stock splits, and use cash proceeds to reduce any part of the Obligation; take any action Debtor is required to take or any other necessary action to obtain, preserve, and enforce this Security Agreement, and maintain and preserve the Collateral, without notice to Debtor, and add costs of same to the Obligation (but Secured Party is under no duty to take any such action); release Collateral in its possession to Debtor, temporarily or otherwise; designate from time to time a certain percent of the Collateral as the loan value and require Debtor to maintain the Obligation at or below such figure; take control of funds generated by the Collateral such as cash dividends and interest, and use same to reduce any part of the Obligation; vote any stock which is part of the Collateral; use cash collateral to reduce any part of the Obligation; and exercise all other rights which an owner of such stock may exercise and exercise all rights which account holders or obligees may exercise with respect to any of the Collateral. Secured Party may at any time in its discretion transfer any of the Collateral or evidence thereof into its own name or that of its nominee and receive the proceeds therefrom and hold the same as security for the Obligation, or, following the occurrence and continuance of an Event of Default, but shall be under no duty to, demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon Collateral, in its own name or in the name of Debtor, as Secured Party may determine. Secured Party shall not be liable for any act or omission on the part of Secured Party, its officers, agents, or employees, except willful misconduct and gross negligence. The foregoing rights and powers of Secured Party shall be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, custom, elsewhere by this Security Agreement, the Loan Agreement or otherwise.

     10.  Default.

          a.    Events of Default.   Debtor shall  be in  default under  this
     Security Agreement upon the happening of any of the following events or conditions ("Event of Default"):

              i. Debtor shall default in the timely payment or performance of any obligation, covenant or liability contained herein or secured hereby; or

              ii. Any representation or warranty contained herein shall be false or misleading in any material respect when made.

           b. Remedies of Secured Party Upon Default. When an Event of Default occurs, and at any time thereafter, Secured Party may declare the Obligation or any part thereof immediately due and payable and may proceed to enforce payment of the same and to exercise any and all of the rights and remedies provided by the Code as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at any place to be designated by the Secured Party which is reasonably convenient to all parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing and the like shall include Secured Party's reasonable attorneys' fees and legal expenses. Secured Party shall be entitled to immediate possession of the Collateral and shall have authority to enter upon any premises upon which the same may be situated and remove the same therefrom. If Secured Party disposes of the Collateral, or any portion thereof, following default, the proceeds of such disposition available to satisfy the Obligation shall be applied by Secured Party to the Obligation in such order and in such manner as Secured Party in its discretion shall decide. Debtor also agrees to pay all costs of Secured Party, including attorneys' fees, incurred with respect to the collection of the Obligation and the enforcement of the rights and remedies of Secured Party hereunder. Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     11. General.

           a. Assignment of Collateral by Secured Party. The Secured Party may assign all or any part of the Obligation, and may assign, transfer, or deliver to any transferee of any of the Obligation any or all of the Collateral, and thereafter Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred or delivered. Such transferee shall be vested with the powers and rights of the Secured Party hereunder with respect to such Collateral, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned or transferred.

           b. Waiver. No delay on the part of the Secured Party in exercising any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder or of any Event of Default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any right hereunder or waiver of any Event of Default of Debtor shall operate as a waiver of any other or further exercise of such right or of any further Event of Default.

           c. Parties Bound. The rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. The terms of this Security Agreement shall be binding upon the successors and assigns of the parties hereto. All representations, warranties and agreements of Debtor shall bind Debtor's successors and assigns. This Security Agreement shall constitute a continuing agreement, applying to all future transactions of a character contemplated at the date of this Security Agreement.

           d.   Definitions.    Unless   the  context  indicates   otherwise,
    definitions in the Code apply to words and phrases in this Agreement; if Code definitions conflict, Article 9 definitions apply.

           e. Notice. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, to the applicable party at its address given or at such other address as shall be furnished in writing by such party to the other, and shall be deemed to have been given as of the date so delivered or three (3) days after deposited in the United States Mail. Notice mailed in accordance with this section at least five (5) days prior to the related action (or if the Code elsewhere requires a longer period, such longer period) shall be deemed reasonable.

           f. Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provision so modified or limited and signed by all parties to this Security Agreement, and without limiting the foregoing, no course of conduct, usage of trade or law merchant shall modify or limit any provision hereof.

           g. Severabilily. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           h. Financing Statement. Secured Party is authorized on behalf of Debtor as Debtor's agent and attorney in fact, for such purpose, to complete and sign one or more financing statements with respect to any Collateral covered by this Security Agreement and to file the same in an appropriate office or place. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement prepared in conjunction herewith is sufficient as a financing statement.

         i. APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OF THE SECURITY INTEREST, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF TEXAS.

      12. Limitation on Agreements. All agreements between Debtor and Secured Party, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligation or otherwise, shall the amount paid, or agreed to be paid, to Secured Party for the use, forbearance, or detention of the money to be loaned under the Note or otherwise or for the payment or performance of any covenant or obligation contained herein, or in any other document evidencing, securing or pertaining to the Obligation or the Collateral, exceed the maximum amount, if any, permissible under applicable law. If from any circumstances whatsoever interest would otherwise be payable to Secured Party in excess of the maximum lawful amount, the interest payable to Secured Party shall be reduced to the maximum amount permitted under applicable law, and if from any such circumstance the Secured Party shall ever receive as interest or otherwise an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Obligation or on account of any other principal indebtedness of the Debtor to the Secured Party, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance principal of the Obligation and such other indebtedness, such excess shall be refunded to the Debtor. All sums paid or agreed to be paid to the Secured Party for the use, forbearance or detention of the indebtedness of the Debtor to the Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The term "applicable law" as used in this Section 9 shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future. The terms and provisions of this Section shall control and supersede every other provision of all agreements between the Debtor and the Secured Party.

 EXECUTED the date first above written.

                     SECURED PARTY:

                     _____________________________
                     Dr. David Voracek, D.C.
                     Beliar Capital Group, Ltd.
                     2520 Tartan Trail
                     Highland Village, Texas 75077


                     DEBTOR:

                     _____________________________
                     Dr.  J.W. Stucki, Chairman and CEO
                     American HealthChoice, Inc.
                     1300 W. Walnut Hill Lane
                     Suite 275
                     Irving, Texas, 75038


                     _______________________________
                     John Stuecheli, CFO
                     American HealthChoice, Inc.
                     1300 W. Walnut Hill Lane
                     Suite 275
                     Irving, Texas, 75038